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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



     Date of report (Date of earliest event reported):     April 19, 2001
                                                           --------------


                              GENAERA CORPORATION
                       ---------------------------------
                (Exact Name of Registrant Specified in Charter)


        Delaware                     0-19651               13-3445668
----------------------               -------               ----------
    (State or Other             (Commission File         (I.R.S. Employer
    Jurisdiction of                  Number)            Identification No.)
     Incorporation)


     5110 Campus Drive
    Plymouth Meeting, PA                               19462
----------------------------------------             ---------
(Address of Principal Executive Offices)             (Zip Code)


    Registrant's telephone number, including area code:      (610) 941-4020
                                                           -------------------



                         Magainin Pharmaceuticals Inc.
                     ------------------------------------
                  (Former Name or Former Address, if Changed
                              Since Last Report)
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Item 5.  Other Events.


     The registrant hereby incorporates by reference the press release dated April 19, 2001 attached hereto as Exhibit 99.1
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                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 GENAERA CORPORATION
                                     (Registrant)


                              By:  /s/ Christopher P. Schnittker
                                  -------------------------------------
                                  Christopher P. Schnittker
                                  Vice President and Chief Financial Officer


Dated:  April 24, 2001
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                                 EXHIBIT INDEX

     Exhibit
     Number    Description
     ------    -----------

     99.1 Press Release - MedImmune, Inc. Announces Agreement with Genaera Corporation to Develop Products Targeting Respiratory Disease